                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                November 3, 1999
                                ----------------
                Date of Report (Date of earliest event reported)


                        TRINET CORPORATE REALTY TRUST, INC.
                        -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      MARYLAND                  1 - 11918                  94-3175659
      --------                  ---------                 ------------
(State of Organization)  (Commission File Number)         (IRS Employer
                                                       Identification No.)




                      ONE EMBARCADERO CENTER, 33RD FLOOR
                         SAN FRANCISCO, CA 94111-3722
         (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (415) 391-4300
                                 --------------
              (Registrant's telephone number, including area code)

Item 1. CHANGE IN CONTROL OF REGISTRANT
Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 4, 1999, ST Merger Sub, Inc., a Maryland corporation ("STM") wholly owned by Starwood Financial Inc., a Maryland corporation ("SFI"), was merged with and into TriNet Corporate Realty Trust, Inc., a Maryland corporation ("TriNet"). SFI is the successor to Starwood Financial Trust, a Maryland real estate investment trust ("SFT"). In the merger, each issued and outstanding share of common stock of TriNet was converted into
1.15 shares of common stock of SFI. Each issued and outstanding share of 9.375% Series A Preferred Stock of TriNet was converted into one share of 9.375% Series B Preferred Stock of SFI. Each issued and outstanding share of 9.2% Series B Preferred Stock of TriNet was converted into one share of 9.2% Series C Preferred Stock of SFI. Each issued and outstanding share of 8.0% Series C Preferred Stock of TriNet was converted into one share of 8.0% Series D Preferred Stock of SFI. The terms of the SFI Series B, C and D Preferred Stock are substantially the same as the terms of the TriNet
Series A, B and C Preferred Stock, respectively, except that each share of SFI Series B, C and D Preferred Stock will be entitled to twenty-five one hundredths of one vote on all matters submitted to the holders of SFI common stock, voting with the common stock as a single class. As a result of the merger, TriNet is now a wholly owned subsidiary of SFI.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS.

                  The audited financial statements of SFT for the year ended December 31, 1998 are incorporated by reference to SFT's Annual Report on Form 10-K for that year. The unaudited financial statements for the three months ended March 31, 1999 and the six months ended June 30, 1999 are incorporated by reference to SFT's Form 10-Q filed on May 14, 1999 and August 11, 1999, respectively.

                  The audited financial statements of TriNet for the year ended December 31, 1998 are incorporated by reference to TriNet's Annual Report on Form 10-K for that year. The unaudited financial statements for the three months ended March 31, 1999 and the six months ended June 30, 1999 are incorporated by reference to TriNet's Form 10-Q filed on May 17, 1999 and August 13, 1999, respectively.

         (b) PRO FORMA FINANCIAL INFORMATION.

                  The Pro Forma Consolidating Balance Sheets as of June 30, 1999, the Pro Forma Consolidating Statements of Operations for the six months ended June 30, 1999 and for the year ended December 31, 1998, and the Notes and Management's Assumptions to Unaudited Pro Forma

                  Consolidating Financial Statements of SFT, reflecting post-proxy transactions are incorporated by reference to SFT's Form S-4, as amended, filed August 25, 1999.

                  The Pro Forma Consolidating Statements of Operations for the year ended December 31, 1998, and the Notes and Management's Assumptions to Unaudited Pro Forma Consolidating Financial Statements of SFT, reflecting pre-proxy transactions are incorporated by reference to SFT's Form S-4, as amended, filed August 25, 1999.

                  The Pro Forma Consolidating Statements of Operations for the year ended December 31, 1998, and the Notes and Management's Assumptions to Unaudited Pro Forma Consolidating Financial Statements of TRI, reflecting pre-proxy transactions are incorporated by reference to SFT's Form S-4, as amended, filed August 25, 1999.



         (c) EXHIBITS.

                  2.1 Agreement and Plan of Merger, dated as of June 15, 1999, by and between Starwood Financial Trust, ST Merger Sub, Inc. and TriNet Corporate Realty Trust, Inc. (incorporated by reference to exhibit 10.1 of Starwood Financial Trust's Form 8-K, dated June 22,
                           1999).

                  2.2 Agreement and Plan of Merger, dated as of June 15, 1999, by and between Starwood Financial Trust, Starwood Financial Inc. and, to the extent described therein, TriNet Corporate Realty Trust, Inc. (incorporated by reference to exhibit 10.2 of Starwood Financial Trust's Form 8-K, dated June 22,
                           1999).

                  2.3 Agreement and Plan of Merger and Interest Contribution Agreement, dated as of June 15, 1999, by and between Starwood Financial Trust, SA Merger Sub, Inc., STW Holdings I, Inc., certain stockholder named therein, Starwood Capital Group, LLC and, to the extent described therein, TriNet Corporate Realty Trust, Inc. (incorporated by reference to exhibit
                           10.3 of Starwood Financial Trust's Form 8-K, dated June 22, 1999).

                  2.4 First Amendment to the Agreement and Plan of Merger, dated as of September 15, 1999, by and between Starwood Financial Trust, ST Merger Sub, Inc. and TriNet Corporate Realty Trust, Inc.

                  2.5 Second Amendment to the Agreement and Plan of Merger, dated as of October __, 1999, by and between Starwood Financial Trust, ST Merger Sub, Inc. and TriNet Corporate Realty Trust, Inc.

                  23.1     Consent of PricewaterhouseCoopers LLP (New York).

                  23.2     Consent of PricewaterhouseCoopers LLP
                           (San Francisco).

                  99.1     Press Release re: stock repurchase program

                  99.2 Press Release re: shareholder approvals of the transactions described in Item 2 above

                  99.3 Press Release re: closing of the transactions described in Item 2 above.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            TRINET CORPORATE REALTY TRUST, INC.


                            BY: STARWOOD FINANCIAL INC.


                            By:    /s/ Spencer B. Haber
                                   -------------------------------------------
                                   Name: Spencer B. Haber
                                   Title: Executive Vice President-Finance and
                                          Chief Financial Officer


Date:  November 9, 1999

                                  EXHIBIT INDEX

EXHIBIT NO.     EXHIBIT

2.1 Agreement and Plan of Merger, dated as of June 15, 1999, by and between Starwood Financial Trust, ST Merger Sub, Inc. and TriNet Corporate Realty Trust, Inc. (incorporated by reference to exhibit 10.1 of Starwood Financial Trust's Form 8-K, dated June 22,
                1999).

2.2 Agreement and Plan of Merger, dated as of June 15, 1999, by and between Starwood Financial Trust, Starwood Financial Inc. and, to the extent described therein, TriNet Corporate Realty Trust, Inc. (incorporated by reference to exhibit 10.2 of Starwood Financial Trust's Form 8-K, dated June 22,
                1999).

2.3 Agreement and Plan of Merger and Interest Contribution Agreement, dated as of June 15, 1999, by and between Starwood Financial Trust, SA Merger Sub, Inc., STW Holdings I, Inc., certain stockholder named therein, Starwood Capital Group, LLC and, to the extent described therein, TriNet Corporate Realty Trust, Inc. (incorporated by reference to exhibit
                10.3 of Starwood Financial Trust's Form 8-K, dated
                June 22, 1999).

2.4 First Amendment to the Agreement and Plan of Merger, dated as of September 15, 1999, by and between Starwood Financial Trust, ST Merger Sub, Inc. and
                TriNet Corporate Realty Trust, Inc.

2.5 Second Amendment to the Agreement and Plan of Merger, dated as of October __, 1999, by and between Starwood Financial Trust, ST Merger Sub, Inc. and
                TriNet Corporate Realty Trust, Inc.

23.1            Consent of PricewaterhouseCoopers LLP (New York).

23.2            Consent of PricewaterhouseCoopers LLP
                (San Francisco).

99.1            Press Release re: stock repurchase program

99.2 Press Release re: shareholder approvals of the transactions described in Item 2 above.

99.3            Press Release re: closing of the transactions described in
                Item 2 above.